Exhibit 99.1
Morgan Keegan Technology Conference August 11, 2010

2 Safe Harbor Statement / GAAP Reconciliation Copyright 2010 by Opnext, Inc. Statements made herein include forward-looking statements, including, but not limited to, those related to future revenues, growth of revenues, market position, acceptance of certain new products, management's expectations with respect to Opnext's initiatives, position for future growth, the general market outlook and the outlook for the industry. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things: the general outlook for the future is based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management's control; and the market in which Opnext operates is volatile, implementation of operating strategies may not achieve the desired impact relative to changing market conditions and the success of these strategies will depend on the effective implementation of our strategies while minimizing organizational disruption. Other factors that could cause Opnext's future, including future financial position and results from operations, to differ from current expectations include: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the success of Opnext's research and development efforts; the ability of Opnext to source critical parts and to react to changes in general industry and market conditions, including regulatory developments; expenses associated with litigation; rights to intellectual property; market trends and the adoption of industry standards; the ability of Opnext to realize the value from the acquisition of StrataLight Communications, Inc.; and consolidations within or affecting the optical modules and components industry. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect Opnext's business. Additional information regarding these and other factors can be found in Opnext's reports filed with the SEC, including under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Forward-Looking Statements" in Opnext's Annual Report on Form 10-K filed on June 14, 2010, as amended, as well as Opnext's press releases and other periodic filings with the SEC. In providing forward-looking statements, Opnext expressly disclaims any obligation to update these statements, publicly or otherwise, whether as a result of new information, future events or otherwise, except to comply with applicable federal and state securities laws. Certain data included in this presentation includes non-GAAP financial measures. Reconciliations of the non-GAAP financial measures for the quarters ended June 30, 2010 and 2009 and March 31, 2010 are included in Opnext's earnings release dated August 5, 2010, which is available on the Investor Relations section of the Opnext website at http://www.opnext.com.

3 Clarity Partners Hitachi, Ltd.Fiber Optic Component BU Hitachi, Ltd.Opto Device September 2000 October 2002 Pine PhotonicsPluggable Transceivers June 2003 Clarity and Hitachi unlocked the value of Hitachi's laser technology and business by creating a standalone, market-driven company History February 15, 2007 OPXT StrataLightTransmission Subsystems January 2009 July 2001 Copyright 2010 by Opnext, Inc.

Opnext Global Locations


Corporate Headquarters
Americas Sales
Pluggables Business
Fremont, CA
Europe Sales
Munich, Germany
Asia-Pacific Sales
Shanghai, PRC
Devices
Business
Komoro, Japan
Global Operations
Eatontown, NJ
Subsystems Business
Los Gatos, CA
Japan Sales
Tokyo, Japan
Modules Business
Totsuka, Japan

Copyright 2010 by Opnext, Inc.

4

5 5 Regional Split * *Quarter End Q1 FY2011 Our Customers Copyright 2010 by Opnext, Inc.

6 A technology leader in 10G, 40G, & 100GFocused on the most attractive marketsDiversified customer base & broad product portfolio Investing in next generation products Opnext is a global leader in high speed optics for communications networks Value Proposition Copyright 2010 by Opnext, Inc.

7 Material Engineering InGaAlAs (InP) Laser Diodes DFB laser EA TOSA / ROSA Miniaturization Integration Subsystem Linecards 300-pin XFP X2 SFP+ XENPAK Optical expertise from lasers to subsystems provides the needed flexibility for system vendors Solutions for All Levels of Optical Networking Copyright 2010 by Opnext, Inc.

Industrial & Commercial Products

opnext

More than just communications

Industrial Uses



Distance Measurement



Laser Level

Commercial Applications



Laser printing / MFP





Barcode Scanners

Display Technologies



Show Lasers

Heads-Up Display







Lasers for Mini Projectors

Defense & Security

Infrared / Night Vision







Laser Targeting

Biomedical



Light healing / DNA & Blood Analysis

Copyright 2010 by Opnext, Inc.

8

9 IP Traffic Growth, 2009-2014 1 ExaByte = 1018 Bytes = 100,000 Libraries of Congress Global IP traffic is expected to more than quadruple from 2009 to 2014Internet video is now over one-third of all consumer Internet trafficMobile data traffic is expected to double every year through 2014 Source: Cisco Visual Networking Index June 2010 34% CAGR Copyright 2010 by Opnext, Inc.

10 Total Optical Component Market 10% CAGR $3,224 $3,615 $3,607 $4,890 '10-'1319% CAGR '10-'1313% CAGR $4,199 $3,223 Legacy, FTTx,Transport, Passives Discretes Total Optical Component Spending ($mm) $5,590 Note: Market data based on Ovum Jul'09 Report, Ovum Feb'10 Forecast, Ovum May'10 Update and LightCounting Mar'10 Forecast 16% CAGR Copyright 2010 by Opnext, Inc. Addressable

11 Addressing a Large and Growing Market (^10Gbit/s) Note: Market data based on Ovum Jul'09 Report, Ovum Feb'10 Forecast, Ovum May'10 Update and LightCounting Mar'10 Forecast 16% CAGR $1,033 $970 $1,179 10G, 40G, 100G Spending ($mm) $1,829 22% CAGR '10-'1339% CAGR '10-'1313% CAGR $873 $1,487 $2,165 Copyright 2010 by Opnext, Inc.

The Broadest 40G and 100G Offering

opnext

Subsystems



40G and 100G Subsystem



40G and 100G Transponder



40G and 100G Muxponder

Line-side Modules



40G DPSK



40G Optical PMDC



40G DQPSK



40G Coherent



100G Coherent

Client Modules



40G SFF and LFF



40 GbE CFP MSA 10km and 40 km



100 GbE CFP MSA 10km (LR4) and 40km



100G OTU4 CFP MSA

Components



40G and 100G EA-TOSA



40G and 100G PIN-ROSA



100G Mux



100G Coherent Receiver

Copyright 2010 by Opnext, Inc.

12

Many Challenges … and Opportunities

opnext

- **Business Challenges**
  - Market for 40G + 100G: 2009 = $280mm growing at >39% CAGR to 2013 *
    - Mix Uncertain: 40G vs. 100G; Modulation Scheme Splits; Merchant vs. Captive
  - Proprietary Linecards vs. Industry MSAs
  - R&D Investment Model

- **Technical Challenges**
  - Industry paradigm shifting: Direct Detection → Coherent Detection
  - Thermal Management
  - Photonic Integration: Delivers supply chain stability, improved manufacturability & cost

40G Lesson	100G Plan
Alphabet Soup of Modulations	Single Modulation PM-QPSK
Many single sourced optical components w/ high cost structure	Early Optical MSA ecosystem Multiple Suppliers
Gen 1 = Packet over SONET Gen 2 = Ethernet	Gen 1 = Ethernet

*Source: Ovum 2010 Forecast

Copyright 2010 by Opnext, Inc.

13

Opnext View: 40G/100G Coherent Market

System Vendor DWDM Revenue Share

$6,948B

2QCY09 – 1QCY10



Accessible to Opnext & Module Vendors
ALU
Ciena
Cisco

Opnext Estimated Coherent Module Market



$400
$300
$200
$100
$-
2010
2011
2012
2013
2014

Based on Ovum WAN Optical Component Forecast Feb-2010 & Ovum Inaugural 40G Component Forecast Mar-2010

- About 1/3 of the system DWDM market is pursuing internal coherent programs for 40/100G DWDM
- About 2/3 of the system DWDM market is accessible to Opnext and module vendors

- Ovum forecasting 40/100G DWDM market to grow at 36% CAGR from 2010 to 2014
- Module market expected to grow faster as early adopters shift to module based designs

Copyright 2010 by Opnext, Inc.

14

15 15 Revenue Trends 26% CAGR Copyright 2010 by Opnext, Inc. Note: StrataLight Communications, Inc. acquired on January 9, 2009

16 16 Financial Highlights * Reconciliations of the non-GAAP financial measures are included in the Company's earnings release dated Aug 5, 2010, which is available on the Investor Relations section of the Opnext website at www.opnext.com. ** ** * Copyright 2010 by Opnext, Inc.

Financial Position (in thousands) Copyright 2010 by Opnext, Inc. (Unaudited) (Unaudited) Cash & Equivalents less Short-term Loans Payable = $84.2 million at June 30, 2010 17

Thank You